Villere Equity Fund

TICKER: VLEQX

Supplement dated April 21, 2026 to the
Summary Prospectus dated December 29, 2025

The Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”), based upon the recommendation of St. Denis J. Villere & Co. LLC (the “Adviser”), the investment adviser to the Villere Equity Fund (the “Fund”), has determined to close and liquidate the Fund. The Board concluded that it would be in the best interest of the Fund and their shareholders that the Fund be closed to new purchases on April 24, 2026 (the “Closing Date”) and liquidated as series of the Trust effective as of the close of business on June 15, 2026 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases, effective on the Closing Date, after which the Fund’s assets may be entirely invested in money market instruments or held in cash or cash equivalents. Accordingly, the Fund will no longer be pursuing its investment objective. Any distributions declared to shareholders of the Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be distributed in cash. Although the Fund will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of the Fund until the Liquidation Date, as described in “How to Sell Shares” in the Fund’s Prospectus.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date after the Fund has paid or provided for all taxes, expenses, and any other liabilities, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. The Adviser will bear all of the expenses incurred in carrying out the Plan.

FOR SHAREHOLDERS WHO HOLD AN IRA DIRECTLY WITH THE FUNDS: If your IRA is held directly with the Fund, through the Fund’s transfer agent, the closing of the Fund will result in the closure of your IRA. You may contact the Fund’s transfer agent by telephone at 1-866-209-1129 for instructions on performing a trustee-to-trustee transfer, if you intend to transfer your IRA holdings to another IRA provider via a trustee-to-trustee transfer prior to June 15, 2026. If the Fund does not receive an acceptance of transfer from another IRA provider prior to June 15, 2026, your investment in the Fund will be liquidated as a distribution from your IRA, with 10% federal withholding on June 15, 2026 (state withholding may also apply). If you do not perform a trustee-to-trustee transfer prior to distribution, you may still qualify to perform an “indirect rollover” within 60 days from the date you receive your proceeds. You should consult with your tax advisor on the consequences of this redemption and distribution to you. Shareholder inquiries should be directed to the Fund at 1-866-209-1129.

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Please retain this Supplement with your Summary Prospectus.